Exhibit 10.5

MOTOROLA SOLUTIONS, INC.

AMENDED AWARD DOCUMENT

For the

Motorola Solutions Omnibus Incentive Plan of 2006

Terms and Conditions Related to Employee Nonqualified Stock Options

Recipient:	Gregory Q. Brown	Date of Expiration:	February 22, 2021

Commerce ID#:		Amended Number of Options:	48,489

Date of Grant:	February 22, 2011	Exercise Price:	$38.04

Grant Amended:	March 14, 2011	Amendment Effective Date	February 22, 2011

Motorola Solutions, Inc. (“Motorola Solutions” or the “Company”) granted you options to purchase shares of Motorola Solutions common stock (“Options”) under the Motorola Solutions Omnibus Incentive Plan of 2006 (the “Plan”) on February, 22, 2011 (the “Award”). The Award, consisting of 519,887 Options, is hereby amended in accordance with Sections 2 and 21 of the Plan as follows: (i) 471,398 Options are substituted with an equal amount of stock appreciation rights settled in shares of Common Stock of Motorola Solutions, Inc., subject to the terms and conditions set forth in the Motorola Solutions, Inc. Award Document attached hereto as Addendum A; and (ii) 48,489 Options remain outstanding and subject to the terms and conditions of this Amended Award Document. All other terms and conditions remain unchanged, including the Date of Grant, Date of Expiration, and the Exercise Price per Option, which was the Fair Market Value on the Date of Grant, all as stated above. Each Option entitles you to purchase one share of Motorola Solutions common stock on the terms described below and in the Plan. Reference is made to the employment agreement (“Employment Agreement”) by and between Gregory Q. Brown and Motorola, Inc. dated as of the 27th day of August, 2008, as amended from time to time.

Vesting and Exercisability

You cannot exercise the Options until they have vested.

Regular Vesting – The Options will vest in accordance with the following schedule (subject to the other terms hereof); provided that you remain in the employee of the Company through each vesting date:

Percentage of Options that Vest	Vesting Date
The later to occur of (i) the Milestone Date and (ii) the one year anniversary of the grant date.	33 1/3%
The later to occur of (i) the Milestone Date and (ii) the two year anniversary of the grant date.	33 1/3%
The later to occur of (i) the Milestone Date and (ii) the three year anniversary of the grant date.	Remainder

For purposes of this Option grant, “Milestone Date” shall mean the date on which the average closing price of Company common stock for any fifteen consecutive trading days is 110% or greater than the average closing price of Company common stock for fifteen trading days immediately preceding the date of grant.

Exercisability – In general, you may exercise Options at any time after they vest and before they expire as described below. The Employment Agreement contains additional terms regarding the exercisability of your Options under certain circumstances.

Expiration

All Options expire on the earlier of (1) the Date of Expiration as stated above or (2) such earlier date provided for under the terms of the Employment Agreement. Once an Option expires, you no longer have the right to exercise it.

Employment Agreement

The vesting, exercisability and forfeiture of your Options will be subject to the terms of Section 5 of the Employment Agreement.

Leave of Absence/Temporary Layoff

If you take a Leave of Absence from Motorola Solutions or a Subsidiary that your employer has approved in writing in accordance with your employer’s Leave of Absence Policy and which does not constitute a termination of employment as determined by Motorola Solutions or a Subsidiary or you are placed on Temporary Layoff (as defined below) by Motorola Solutions or a Subsidiary the following will apply:

Vesting of Options – Options will continue to vest in accordance with the vesting schedule set forth above.

Exercising Options – You may exercise Options that are vested or that vest during the Leave of Absence or Temporary Layoff.

Effect of Termination of Employment or Service – If your employment or service is terminated during the Leave of Absence or Temporary Layoff, the treatment of your Options will be determined in accordance with Section 5 of the Employment Agreement.

Other Terms

Method of Exercising – You must follow the procedures for exercising options established by Motorola Solutions from time to time. At the time of exercise, you must pay the Exercise Price for all of the Options being exercised and any taxes that are required to be withheld by Motorola Solutions or a Subsidiary in connection with the exercise. Options may not be exercised for less than 50 shares unless the number of shares represented by the Option is less than 50 shares, in which case the Option must be exercised for the remaining amount.

Transferability – Unless the Committee provides, Options are not transferable other than by will or the laws of descent and distribution.

Tax Withholding – Motorola Solutions or a Subsidiary is entitled to withhold an amount equal to the required minimum statutory withholding taxes for the respective tax jurisdictions attributable to any share of common stock deliverable in connection with the exercise of the Options. You may satisfy any minimum withholding obligation and additional withholding, if desired, by electing to have the plan administrator retain Option shares having a Fair Market Value on the date of exercise equal to the amount of the withholding obligation.

Definition of Terms

If a term is used but not defined, it has the meaning given such term in the Plan.

“Fair Market Value” is the closing price for a share of Motorola Solutions common stock on the date of grant or date of exercise, whichever is applicable. The official source for the closing price is the New York Stock Exchange Composite Transaction as reported in the Wall Street Journal at www.online.wsj.com.

“Subsidiary” means an entity of which Motorola Solutions owns directly or indirectly at least 50% and that Motorola Solutions consolidates for financial reporting purposes.

“Temporary Layoff” means a layoff or redundancy that is communicated as being for a period of up to twelve months and as including a right to recall under defined circumstances.

Consent to Transfer Personal Data

By accepting this award, you voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph. You are not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect your ability to participate in the Plan. Motorola Solutions, its Subsidiaries and your employer hold certain personal information about you, that may include your name, home address and telephone number, date of birth, social security number or other employee identification number, salary, salary grade, hire date, nationality, job title, any shares of stock held in Motorola Solutions, or details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, or unvested, for the purpose of managing and administering the Plan (“Data”). Motorola Solutions and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and Motorola Solutions and/or any of its Subsidiaries may each further transfer Data to any third parties assisting Motorola Solutions in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States. You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on your behalf to a broker or other third party with whom you may elect to deposit any shares of stock acquired pursuant to the Plan. You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting Motorola Solutions; however, withdrawing your consent may affect your ability to participate in the Plan.

Acknowledgement of Discretionary Nature of the Plan; No Vested Rights

You acknowledge and agree that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by Motorola Solutions or a Subsidiary, in its sole discretion, at any time. The grant of awards under the Plan is a one-time benefit and does not create any contractual or other right to receive an award in the future or to future employment. Nor shall this or any such grant interfere with your right or the Company’s right to terminate such employment relationship at any time, with or without cause, to the extent permitted by applicable laws and any enforceable agreement between you and the Company. Future grants, if any, will be at the sole discretion of Motorola Solutions, including, but not limited to, the timing of any grant, the amount of the award, vesting provisions, and the exercise price.

No Relation to Other Benefits/Termination Indemnities

Your acceptance of this award and participation under the Plan is voluntary. The value of your stock option awarded herein is an extraordinary item of compensation. Except as provided in the Employment Agreement, the stock option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, or retirement benefits or similar payments, notwithstanding any provision of any compensation, insurance agreement or benefit plan to the contrary.

Substitute Stock Appreciation Right

Subject to compliance with Section 409A of the Internal Revenue Code of 1986, as amended, Motorola Solutions reserves the right to substitute a Stock Appreciation Right for your Options in the event certain changes are made in the accounting treatment of stock options. Any substitute Stock Appreciation Right shall be applicable to the same number of shares as your Option and shall have the same Date of Expiration, Exercise Price, and other terms and conditions. Any substitute Stock Appreciation Right may be settled only in common stock.

Acceptance of Terms and Conditions

By accepting the Options and stock appreciation rights as subject to Addendum A, you agree to be bound by these terms and conditions, the Plan and the Stock Option Consideration Agreement.

Other Information about Your Options and the Plan

You can find other information about options and the Plan on the Motorola Solutions website http://my.mot-solutions.com/go/EquityAwards. If you do not have access to the website, please contact Motorola Solutions Global Rewards, 1303 E. Algonquin Road, Schaumburg, IL 60196 USA; GBLRW01@motorolasolutions.com; 847-576-7885; for an order form to request Plan documents.

ADDENDUM A

MOTOROLA SOLUTIONS, INC.

AWARD DOCUMENT

For the

Motorola Solutions Omnibus Incentive Plan of 2006

Terms and Conditions Related to Substitute Employee Stock Appreciation Rights

Recipient:	Gregory Q. Brown	Date of Expiration:	February 22, 2021

Commerce ID#:		Number of Stock Appreciation Rights:	471,398

Date of Grant:	February 22, 2011	Exercise Price:	$38.04

Motorola Solutions, Inc. (“Motorola Solutions” or the “Company”) is pleased to substitute stock appreciation rights (“SARs”) with respect to 471,398 shares of Motorola Solutions common stock under the Motorola Solutions Omnibus Incentive Plan of 2006 (the “Plan”) for 471,398 options to purchase shares of common stock of Motorola Solutions originally awarded on February 22, 2011. The number of SARs awarded to you and the Exercise Price per share of Motorola Solutions common stock (the “Grant Date FMV”), which is the Fair Market Value on the Date of Grant, are stated above. Each SAR entitles you upon exercise to receive payment from Motorola Solutions in an amount (the “Settlement Amount”) equal to the product of (1) the excess of the Fair Market Value of a share of Motorola Solutions common stock on the date of exercise (the “Exercise Date FMV”) over the Grant Date FMV, multiplied by (2) the number of shares of Motorola Solutions common stock with respect to which the SAR is exercised, such payment to be made in a number of shares of Motorola Solutions common stock equal to the quotient of (x) the Settlement Amount divided by (y) the Exercise Date FMV; provided that any fractional shares will be settled in cash based on the Exercise Date FMV. Reference is made to the employment agreement (“Employment Agreement”) by and between Gregory Q. Brown and Motorola, Inc. dated as of the 27th day of August, 2008, as amended from time to time.

Vesting and Exercisability

You cannot exercise a SAR until it has vested.

Regular Vesting – The SARs will vest in accordance with the following schedule (subject to the other terms hereof); provided that you remain an employee of the Company through each vesting date:

Percentage of SARs that Vest	Vesting Date
The later to occur of (i) the Milestone Date and (ii) the one year anniversary of the grant date.	33 1/3%

The later to occur of (i) the Milestone Date and (ii) the two year anniversary of the grant date.	33 1/3%

The later to occur of (i) the Milestone Date and (ii) the three year anniversary of the grant date.	Remainder

For purposes of this SAR grant, “Milestone Date” shall mean the date on which the average closing price of Company common stock for any fifteen consecutive trading days is 110% or greater than the average closing price of Company common stock for fifteen trading days immediately preceding the date of grant.

Exercisability – In general, you may exercise SARs at any time after they vest and before expire as described below. The Employment Agreement contains additional terms regarding the exercisability of your SARs under certain circumstances.

Expiration

All SARs expire on the earlier of (1) the Date of Expiration as stated above or (2) such earlier date provided for under the terms of the Employment Agreement. Once the SAR expires, you no longer have the right to exercise it.

Employment Agreement

The vesting, exercisability and forfeiture of your SARs will be subject to the terms of Section 5 of the Employment Agreement.

Leave of Absence/Temporary Layoff

If you take a Leave of Absence from Motorola Solutions or a Subsidiary that your employer has approved in writing in accordance with your employer’s Leave of Absence Policy and which does not constitute a termination of employment as determined by Motorola Solutions or a Subsidiary or you are placed on Temporary Layoff (as defined below) by Motorola Solutions or a Subsidiary the following will apply:

Vesting of SAR – SARs will continue to vest in accordance with the vesting schedule set forth above.

Exercising the SAR – You may exercise SARs that are vested or that vest during the Leave of Absence or Temporary Layoff.

Effect of Termination of Employment or Service – If your employment or service is terminated during the Leave of Absence or Temporary Layoff, the treatment of your SAR will be determined in accordance with Section 5 of the Employment Agreement.

Other Terms

Method of Exercising – You must follow the procedures for exercising stock appreciation rights established by Motorola Solutions from time to time. At the time of exercise, you must pay any taxes that are required to be withheld by Motorola Solutions or a Subsidiary in connection with the exercise. SARs may not be exercised for less than 50 shares subject to the SAR unless the number of shares remaining subject to the SAR is less than 50 shares, in which case the SAR must be exercised for the remaining amount.

Transferability – Unless the Committee provides, SARs are not transferable other than by will or the laws of descent and distribution.

Tax Withholding – Motorola Solutions or a Subsidiary is entitled to withhold an amount equal to the required minimum statutory withholding taxes for the respective tax jurisdictions attributable to any share of common stock deliverable in connection with the exercise of the SARs. You may satisfy any minimum withholding obligation and additional withholding, if desired, by electing to have the plan administrator retain shares of Motorola Solutions common stock having a Fair Market Value on the date of exercise equal to the amount of the withholding obligation.

Definition of Terms

If a term is used but not defined, it has the meaning given such term in the Plan.

“Fair Market Value” is the closing price for a share of Motorola Solutions common stock on the date of grant or date of exercise, whichever is applicable. The official source for the closing price is the New York Stock Exchange Composite Transaction as reported in the Wall Street Journal at www.online.wsj.com.

“Subsidiary” means an entity of which Motorola Solutions owns directly or indirectly at least 50% and that Motorola Solutions consolidates for financial reporting purposes.

“Temporary Layoff” means a layoff or redundancy that is communicated as being for a period of up to twelve months and as including a right to recall under defined circumstances.

Consent to Transfer Personal Data

By accepting this award, you voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph. You are not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect your ability to participate in the Plan. Motorola Solutions, its Subsidiaries and your employer hold certain personal information about you, that may include your name, home address and telephone number, date of birth, social security number or other employee identification number, salary, salary grade, hire date, nationality, job title, any shares of stock held in Motorola Solutions, or details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, or unvested, for the purpose of managing and administering the Plan (“Data”). Motorola Solutions and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and Motorola Solutions and/or any of its Subsidiaries may each further transfer Data to any third parties assisting Motorola Solutions in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States. You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on your behalf to a broker or other third party with whom you may elect to deposit any shares of stock acquired pursuant to the Plan. You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting Motorola Solutions; however, withdrawing your consent may affect your ability to participate in the Plan.

Acknowledgement of Discretionary Nature of the Plan; No Vested Rights

You acknowledge and agree that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by Motorola Solutions or a Subsidiary, in its sole discretion, at any time. The grant of awards under the Plan is a one-time benefit and does not create any contractual or other right to receive an award in the future or to future employment. Nor shall this or any such grant interfere with your right or the Company’s right to terminate such employment relationship at any time, with or without cause, to the extent permitted by applicable laws and any enforceable agreement between you and the Company. Future grants, if any, will be at the sole discretion of Motorola Solutions, including, but not limited to, the timing of any grant, the amount of the award, vesting provisions, and the exercise price.

No Relation to Other Benefits/Termination Indemnities

Your acceptance of this award and participation under the Plan is voluntary. The value of the SAR awarded herein is an extraordinary item of compensation. Except as provided in the Employment Agreement, the SAR is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, or retirement benefits or similar payments, notwithstanding any provision of any compensation, insurance agreement or benefit plan to the contrary.

Acceptance of Terms and Conditions

By accepting the SARs, you agree to be bound by these terms and conditions, the Plan and the Stock Option Consideration Agreement in connection with the original award of stock options on February 22, 2011.

Other Information about Your SARs and the Plan

You can find other information about stock appreciation rights and the Plan on the Motorola Solutions website http://my.mot-solutions.com/go/EquityAwards. If you do not have access to the website, please contact Motorola Solutions Global Rewards, 1303 E. Algonquin Road, Schaumburg, IL 60196 USA; GBLRW01@motorolasolutions.com; 847-576-7885; for an order form to request Plan documents.